                       $564,000,000 Offered (approximate)


                                 [Conseco Logo]



                      Conseco Finance Securitizations Corp.

                                     Seller



                              Conseco Finance Corp.

                                    Servicer




        Collateral Data for Manufactured Housing Contracts Series 2002-1


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS
                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------


                      Conseco Finance Securitizations Corp.
         Certificates for Manufactured Housing Contracts, Series 2002-1
                           $564,000,000 (Approximate)


                  MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

     The information presented below relates to the Initial Contracts, which will represent approximately 92.37% of the Contract Pool. Although the characteristics of the Additional Contracts or the Subsequent Contracts will differ from the chacteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


                THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE

            -------------------------------------------------------------
            Number of Contracts:                                   13,844
            Balance of Contracts:                         $554,196,808.17
            Wgt. Avg. Contract Rate:                              11.866%
            Range of Rates:                              6.000% - 20.000%
            Wgt. Avg. Orig. Maturity:                                 318
            Wgt. Avg. Rem. Maturity:                                  313
            Avg. Current Balance:                              $40,031.55
            Wgt. Avg. LTV:                                         87.87%
            New/Used:                                       71.1% / 28.9%
            Park/Private:                                   26.0% / 74.0%
            Single-Wide/Multi-Wide:                         25.8% / 74.2%
            Conventional:                                           99.1%
            Land-Home:                                              30.1%
            FHA/VA:                                          0.004/ 0.00%
            -------------------------------------------------------------


                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

          --------------------------------------------------------------------------------------------------------------
                                      Number of       Aggregate Principal Balance      % of Contracts by Outstanding
                                   Contracts as of       Outstanding as of the          Principal Balance as of the
            Origination Year      the Cut-Off Date            Cut-Off Date                   Cut-Off Date (1)
          --------------------------------------------------------------------------------------------------------------
                 1983                        1              $      7,503.38                           *
                 1984                        1                     8,309.38                           *
                 1985                        1                    12,498.97                           *
                 1986                        2                    11,423.99                           *
                 1987                        9                    82,466.56                        0.01%
                 1988                       38                   416,213.45                        0.08
                 1989                      195                 2,490,134.98                        0.45
                 1990                      126                 1,608,369.49                        0.29
                 1991                    1,111                13,810,140.86                        2.49
                 1998                        1                   112,311.72                        0.02
                 1999                        8                   660,781.83                        0.12
                 2000                        8                   632,095.88                        0.11
                 2001                   12,343               534,344,557.68                       96.42
          --------------------------------------------------------------------------------------------------------------
                 Total:                 13,844              $554,196,808.17                      100.00%
          --------------------------------------------------------------------------------------------------------------

          *    Indicates an amount greater than 0.00% but less than 0.005%.
          (1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

LEHMAN BROTHERS
                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------


              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

        -------------------------------------------------------------------------------------------------------------------
                                          Number of           Aggregate Principal               % of Contracts by
                                       Contracts as of     Balance Outstanding as of      Outstanding Principal Balance
                  States              the Cut-Off Date         the Cut-Off Date            as of the Cut-Off Date (1)
        -------------------------------------------------------------------------------------------------------------------
        Texas                              1,390               $ 58,779,878.14                         10.61%
        Florida                              851                 41,385,320.60                          7.47
        Michigan                             824                 37,073,085.32                          6.69
        Georgia                              814                 33,325,531.51                          6.01
        North Carolina                       938                 31,451,290.86                          5.68
        Alabama                              914                 29,475,200.92                          5.32
        South Carolina                       617                 22,998,364.31                          4.15
        California                           484                 22,824,901.54                          4.12
        Arizona                              402                 20,405,923.29                          3.68
        Oklahoma                             385                 15,326,414.87                          2.77
        Tennessee                            395                 15,124,122.35                          2.73
        Missouri                             364                 13,492,681.91                          2.43
        New York                             272                 13,162,014.51                          2.37
        Ohio                                 331                 13,127,844.79                          2.37
        Louisiana                            338                 13,087,036.41                          2.36
        New Mexico                           337                 12,879,021.76                          2.32
        Arkansas                             330                 12,104,701.93                          2.18
        Indiana                              313                 11,969,494.83                          2.16
        Kentucky                             286                 11,425,863.69                          2.06
        Pennsylvania                         287                 11,316,642.10                          2.04
        Colorado                             260                 10,721,140.77                          1.93
        Mississippi                          350                 10,700,216.96                          1.93
        Washington                           166                 10,452,263.58                          1.89
        West Virginia                        254                  8,786,641.42                          1.59
        Minnesota                            236                  8,237,060.30                          1.49
        Virginia                             236                  8,139,950.12                          1.47
        Illinois                             156                  5,460,341.95                          0.99
        Oregon                               133                  5,445,803.10                          0.98
        Kansas                               135                  4,564,494.62                          0.82
        Maine                                 98                  4,439,787.67                          0.80
        Nevada                               127                  4,400,587.75                          0.79
        Wisconsin                            108                  3,606,658.97                          0.65
        Montana                               85                  3,482,301.70                          0.63
        Iowa                                 101                  2,918,083.95                          0.53
        New Hampshire                         57                  2,659,069.89                          0.48
        Wyoming                               60                  2,653,424.21                          0.48
        Delaware                              71                  2,653,199.61                          0.48
        Vermont                               47                  2,599,805.69                          0.47
        South Dakota                          67                  2,597,711.47                          0.47
        Idaho                                 36                  2,132,670.93                          0.38
        Nebraska                              46                  1,881,730.47                          0.34
        Maryland                              60                  1,847,255.65                          0.33
        Utah                                  32                  1,169,982.83                          0.21
        North Dakota                          26                    936,106.11                          0.17
        Massachusetts                          7                    296,422.10                          0.05
        Connecticut                            4                    189,321.71                          0.03
        New Jersey                             6                    178,241.80                          0.03
        Rhode Island                           5                    167,276.33                          0.03
        Alaska                                 2                    127,858.22                          0.02
        Washington DC                          1                     16,062.65                             *
        -------------------------------------------------------------------------------------------------------------------
                  Total:                  13,844               $554,196,808.17                        100.00%
        -------------------------------------------------------------------------------------------------------------------

       *    Indicates an amount greater than 0.00% but less than 0.005%.
       (1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

LEHMAN BROTHERS
                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

        ----------------------------------------------------------------------------------------------------------------
                                          Number of          Aggregate Principal               % of Contracts by
             Original Contract         Contracts as of     Balance Outstanding as       Outstanding Principal Balance
            Amount (in Dollars)        the Cut-Off Date      of the Cut-Off Date           as of the Cut-Off Date (1)
        ----------------------------------------------------------------------------------------------------------------
                 0.01 -  10,000.00            226              $ 1,753,786.68                         0.32%
            10,000.01 -  20,000.00          2,014               25,736,465.95                         4.64
            20,000.01 -  30,000.00          3,156               73,814,430.88                        13.32
            30,000.01 -  40,000.00          2,640               88,663,511.60                        16.00
            40,000.01 -  50,000.00          1,966               86,918,064.30                        15.68
            50,000.01 -  60,000.00          1,382               75,372,227.59                        13.60
            60,000.01 -  70,000.00            885               57,002,015.89                        10.29
            70,000.01 -  80,000.00            557               41,530,288.77                         7.49
            80,000.01 -  90,000.00            381               32,155,843.58                         5.80
            90,000.01 - 100,000.00            232               21,891,716.33                         3.95
           100,000.01 - 110,000.00            139               14,531,372.34                         2.62
           110,000.01 - 120,000.00             99               11,379,969.18                         2.05
           120,000.01 - 130,000.00             66                8,243,631.80                         1.49
           130,000.01 - 140,000.00             39                5,242,730.15                         0.95
           140,000.01 - 150,000.00             33                4,770,751.36                         0.86
           150,000.01 - 160,000.00              8                1,224,863.69                         0.22
           160,000.01 - 170,000.00              9                1,482,940.79                         0.27
           170,000.01 - 180,000.00              3                  531,271.28                         0.10
           180,000.01 - 190,000.00              1                  182,106.82                         0.03
           190,000.01 - 200,000.00              2                  396,788.75                         0.07
           200,000.01 - 210,000.00              2                  413,024.54                         0.07
           210,000.01 - 220,000.00              1                  217,170.34                         0.04
           220,000.01 - 230,000.00              1                  228,338.33                         0.04
           240,000.01 - 250,000.00              1                  243,955.13                         0.04
           260,000.01 - 270,000.00              1                  269,542.10                         0.05
        ----------------------------------------------------------------------------------------------------------------
                   Total:                  13,844             $554,196,808.17                       100.00%
        ----------------------------------------------------------------------------------------------------------------

        (1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

LEHMAN BROTHERS
                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------


               DISTRIBUTION OF CONTRACT RATES OF INITIAL CONTRACTS

          --------------------------------------------------------------------------------------------------------------
                                          Number of          Aggregate Principal          % of Contracts by Outstanding
                                       Contracts as of    Balance Outstanding as of       Principal Balance as of the
               Contract Rate          the Cut-Off Date         the Cut-Off Date                Cut-Off Date (1)
          --------------------------------------------------------------------------------------------------------------
               5.001  -   6.000               4                 $  147,781.12                        0.03%
               6.001  -   7.000               4                    326,110.29                        0.06
               7.001  -   8.000             451                 37,471,031.43                        6.76
               8.001  -   9.000             808                 54,002,190.33                        9.74
               9.001  -  10.000           1,832                 89,947,166.45                       16.23
              10.001  -  11.000           1,648                 75,977,247.07                       13.71
              11.001  -  12.000           1,760                 77,695,123.16                       14.02
              12.001  -  13.000           1,726                 62,435,159.35                       11.27
              13.001  -  14.000           1,974                 46,996,407.98                        8.48
              14.001  -  15.000             826                 25,162,572.83                        4.54
              15.001  -  16.000             644                 22,688,729.14                        4.09
              16.001  -  17.000             790                 23,740,925.92                        4.28
              17.001  -  18.000             781                 23,599,129.46                        4.26
              18.001  -  19.000             579                 13,734,946.98                        2.48
              19.001  -  20.000              17                    272,286.66                        0.05
          --------------------------------------------------------------------------------------------------------------
                   Total:                13,844               $554,196,808.17                      100.00%
          --------------------------------------------------------------------------------------------------------------

          (1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

LEHMAN BROTHERS
                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------


       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

          -----------------------------------------------------------------------------------------------------------------
                                          Number of           Aggregate Principal           % of Contracts by Outstanding
                Loan to Value          Contracts as of     Balance Outstanding as of             Principal Balance
                    Ratio             the Cut-Off Date         the Cut-Off Date              as of the Cut-Off Date (1)
          -----------------------------------------------------------------------------------------------------------------
                 0.01  -   5.00               3                  $  89,645.55                          0.02%
                 5.01  -  10.00               3                    235,769.15                          0.04
                10.01  -  15.00               6                    304,415.15                          0.05
                15.01  -  20.00              13                    571,628.77                          0.10
                20.01  -  25.00              16                    258,290.14                          0.05
                25.01  -  30.00              20                    609,086.07                          0.11
                30.01  -  35.00              32                    986,397.15                          0.18
                35.01  -  40.00              45                    993,095.60                          0.18
                40.01  -  45.00              57                  1,843,592.54                          0.33
                45.01  -  50.00             101                  3,173,430.18                          0.57
                50.01  -  55.00             129                  4,329,832.98                          0.78
                55.01  -  60.00             174                  6,064,879.98                          1.09
                60.01  -  65.00             212                  7,223,547.99                          1.30
                65.01  -  70.00             329                 13,218,686.76                          2.39
                70.01  -  75.00             474                 20,209,586.50                          3.65
                75.01  -  80.00           1,163                 46,088,234.71                          8.32
                80.01  -  85.00             954                 40,774,172.50                          7.36
                85.01  -  90.00           3,951                152,660,060.51                         27.55
                90.01  -  95.00           3,991                178,439,865.70                         32.20
                95.01  -  100.00          2,171                 76,122,590.24                         13.74
          -----------------------------------------------------------------------------------------------------------------
                   Total:                13,844               $554,196,808.17                        100.00%
          -----------------------------------------------------------------------------------------------------------------

         (1)  Percentages may not add to 100% due to rounding.


                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

          --------------------------------------------------------------------------------------------------------------
                                    Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                                     as of the Cut-Off    Balance Outstanding as of            Principal Balance
             Months Remaining              Date                the Cut-Off Date            as of the Cut-Off Date (1)
          --------------------------------------------------------------------------------------------------------------
                  1  -    30                221                 $  951,838.14                          0.17%
                 31  -    60                985                  9,853,687.75                          1.78
                 61  -    90                223                  3,666,204.20                          0.66
                 91  -   120              1,042                 21,133,784.86                          3.81
                121  -   150                215                  4,925,239.61                          0.89
                151  -   180              1,195                 30,549,307.69                          5.51
                181  -   210                 52                  1,609,566.83                          0.29
                211  -   240              1,652                 50,623,076.30                          9.13
                241  -   270                 22                    968,965.48                          0.17
                271  -   300              1,260                 43,001,181.26                          7.76
                301  -   330                 24                  1,207,242.02                          0.22
                331  -   360              6,953                385,706,714.03                         69.60
          --------------------------------------------------------------------------------------------------------------
                  Total:                 13,844               $554,196,808.17                        100.00%
          --------------------------------------------------------------------------------------------------------------

          (1)  Percentages may not add to 100% due to rounding


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.